EXHIBIT 99.7

The SAS System

                              fulldoc    limitdoc    statedoc       gsoltv          pbat            count
                                Sum         Sum         Sum          Mean            Sum             Sum
ficobuc
500-519                               0           0           0   75.10380657   18,409,563.85         113
520-539                               0           0           0   75.26805841   22,071,860.30         139
540-559                               0           0           0   79.52094131   29,176,770.77         179
560-579                               0           0           0    81.1477407   54,269,977.36         396
580-619                               0           0           0   79.27376294  177,335,003.58       1,179
620-649                               0           0           0   79.25210941  176,583,234.47       1,189
650-699                               0           0           0     82.249726  187,626,683.19       1,022
700-749                               0           0           0   84.05467821   76,770,859.85         397
750-799                               0           0           0   78.40773804   33,797,505.71         154
800+                                  0           0           0   80.23388611      689,101.22           3
Missing                               0           0           0   71.65747742      849,214.27           4
All                                   0           0           0   80.34148343  777,579,774.57       4,775



The SAS System

                               fico1        fico2       fico3         fico4           fico5       fico6
                                Sum          Sum         Sum           Sum             Sum         Sum
ltvbuc
0.01-50.00%                   0.0000884           0   0.0012904     0.0121377       0.0268992   0.0128871
50.01-60.00%                  0.0002246           0   0.0030071     0.0038471       0.0065277    0.002073
60.01-70.00%                          0           0   0.0099934     0.0131142       0.0125588    0.010537
70.01-75.00%                          0           0    0.014529     0.0120987       0.0107564   0.0077703
75.01-80.00%                  0.0004869           0   0.0256031     0.0514067       0.1292406   0.0863595
80.01-85.00%                          0           0   0.0090982     0.0269986        0.019132    0.016572
85.01-90.00%                  0.0002923           0   0.0003515     0.0679769       0.0934418   0.0542048
90.01-95.00%                          0           0           0     0.0110566       0.0234022   0.0114281
95.01-100.00%                         0           0           0             0       0.0300624    0.039464
All                           0.0010921           0   0.0638728     0.1986365       0.3520211   0.2412957

                               fico1          fico7       fico8       fico9      rate       margin         pbat           count
                                Sum            Sum         Sum         Sum       Mean        Mean           Sum            Sum
ltvbuc
0.01-50.00%                   0.0000884     0.0033321   0.0035682   0.0001663 10.709806  6.943871959   46,942,087.19      1,220
50.01-60.00%                  0.0002246     0.0019582   0.0014777           0 7.1807285   6.98706219   14,863,718.63         80
60.01-70.00%                          0     0.0042018   0.0037644           0 7.0014278  6.928029442   42,121,206.63        201
70.01-75.00%                          0     0.0020318   0.0016272           0 7.2444335  6.924764094   37,956,300.32        190
75.01-80.00%                  0.0004869     0.0360795   0.0144878   0.0003487 6.6451076  6.789309583  267,497,357.55      1,314
80.01-85.00%                          0     0.0048446   0.0050355           0 7.0580241  6.896596903   63,513,501.92        280
85.01-90.00%                  0.0002923     0.0193801   0.0087823           0 7.1942035   6.95658522  190,063,659.85        950
90.01-95.00%                          0     0.0048585   0.0010137           0 7.2429998  6.976826409   40,246,840.30        178
95.01-100.00%                         0     0.0220437   0.0037082   0.0003712 7.8968193  6.987226513   74,375,102.18        362
All                           0.0010921     0.0987305    0.043465   0.0008862 7.2679016  6.886840839  777,579,774.57      4,775



The SAS System

                               fico1         fico2      fico3         fico4           fico5       fico6       fico7       fico8
                                Sum           Sum        Sum           Sum             Sum         Sum         Sum         Sum
balbuc
$0 - $25,000                          0           0           0     0.0030782       0.0031502   0.0010617   0.0005236   0.0001627
$100,000 - $150,000                   0           0   0.0129193     0.0293898       0.0406457   0.0211078   0.0095392   0.0028004
$150,000 - $200,000           0.0002246           0   0.0141221     0.0417724       0.0588206   0.0435163   0.0179977   0.0024897
$200,000 - $250,000           0.0002923           0   0.0111345      0.026837       0.0572117    0.038572   0.0176063   0.0076763
$25,000 - $50,000                     0           0   0.0002569     0.0039572       0.0100312   0.0029898   0.0005466   0.0002472
$250,001 - $275,000                   0           0   0.0037026     0.0111081        0.019127   0.0172155   0.0070959   0.0037281
$275,001 - $350,000                   0           0   0.0063366      0.028937        0.053035   0.0446889   0.0200296    0.009175
$350,001 - $450,000           0.0004869           0   0.0059672     0.0218996       0.0438237    0.035956   0.0136218    0.010195
$450,001 - $550,000                   0           0   0.0012306      0.010036       0.0270923   0.0169166   0.0077221   0.0018967
$50,000 - $100,000            0.0000884           0   0.0082031     0.0169919       0.0325105   0.0159921   0.0040479   0.0019702
$550,001 - $650,000                   0           0           0     0.0046292       0.0029131   0.0022543           0   0.0022066
$650,001 - $750,000                   0           0           0             0       0.0036601           0           0   0.0009173
$750,001 - $850,000                   0           0           0             0               0   0.0010247           0           0
All                           0.0010921           0   0.0638728     0.1986365       0.3520211   0.2412957   0.0987305    0.043465

                                fico9      rate      margin           gsoltv         pbat                 count
                                 Sum       Mean       Mean             Mean           Sum                  Sum
balbuc
$0 - $25,000                          0 11.637977                   9.55871263    6,202,250.62             523
$100,000 - $150,000           0.0001663 7.6461594   6.94586952     83.13212646   90,641,277.02             723
$150,000 - $200,000                   0 7.1390401  6.895589341     83.81655761  139,142,713.45             799
$200,000 - $250,000                   0 6.9128529  6.874692305     84.45470373  123,891,902.03             553
$25,000 - $50,000                     0 11.513917         6.99     20.17358216   14,018,913.43             373
$250,001 - $275,000           0.0003487 6.9292657   6.85807373     84.91341367   48,463,426.60             185
$275,001 - $350,000           0.0003712 6.7523657  6.866528584     84.10854885  126,413,683.65             412
$350,001 - $450,000                   0 6.7770981  6.855712192     84.30857526  102,601,727.09             261
$450,001 - $550,000                   0 6.6461596  6.841992078     81.99075878   50,460,501.21             103
$50,000 - $100,000                    0 9.098235   6.966318839     62.45976588   62,053,960.62             821
$550,001 - $650,000                   0 6.7339934         6.99     76.58335928    9,333,407.83              16
$650,001 - $750,000                   0 6.3514372  6.726300772     78.47971098    3,559,226.75               5
$750,001 - $850,000                   0     5.99          6.94              80      796,784.27               1
All                           0.0008862 7.2679016  6.886840839     80.34148343  777,579,774.57           4,775



The SAS System

                               fico1         fico2      fico3         fico4           fico5       fico6       fico7       fico8
                                Sum           Sum        Sum           Sum             Sum         Sum         Sum         Sum
ppbuc
0                             0.0000884           0   0.0099946     0.0174085       0.0293286   0.0169073   0.0094024   0.0017328
12                            0.0004869           0   0.0038892     0.0181394       0.0278623   0.0177543   0.0071709   0.0045745
24                                    0           0   0.0453199     0.1313153       0.2338215   0.1478616    0.054865   0.0199817
30                                    0           0           0      0.000384       0.0005525   0.0004841   0.0006002           0
36                            0.0005169           0    0.004669     0.0313893       0.0602951   0.0582885    0.026692    0.017176
60                                    0           0           0             0       0.0001612           0           0           0
All                           0.0010921           0   0.0638728     0.1986365       0.3520211   0.2412957   0.0987305    0.043465

                                fico9      rate      margin          gsoltv          pbat                count
                                 Sum       Mean       Mean            Mean            Sum                 Sum
ppbuc
0                                     0 7.9870578  6.957564508     78.74739076   65,987,328.43             506
12                                    0 7.571882   6.942573877      83.4830696   62,111,188.56             376
24                            0.0007199 7.2542561  6.882215961     80.31581536  492,896,010.39           3,081
30                                    0 7.4969814         6.99     90.94689323    1,571,374.76               7
36                            0.0001663 6.8792784  6.719523699     79.73518731  154,888,553.33             804
60                                    0     9.05                            80      125,319.10               1
All                           0.0008862 7.2679016  6.886840839     80.34148343  777,579,774.57           4,775



The SAS System

                                fico1       fico2       fico3         fico4           fico5       fico6       fico7       fico8
                                 Sum         Sum         Sum           Sum             Sum         Sum         Sum         Sum
ratebuc
4.50- 4.99%                           0           0           0             0       0.0008273   0.0050131   0.0039033   0.0014611
5.00- 5.49%                           0           0           0     0.0003466       0.0144362   0.0155408   0.0066839   0.0027458
5.50- 5.99%                           0           0           0     0.0135432       0.0606468   0.0534298   0.0249456   0.0139839
6.00- 6.49%                   0.0007792           0   0.0006132     0.0110409       0.0407646   0.0265536   0.0131757   0.0075492
6.50- 6.99%                           0           0   0.0061862      0.033327       0.0710213   0.0501638   0.0134513   0.0078632
7.00- 7.49%                           0           0   0.0041373     0.0295649        0.041093   0.0224191    0.007905   0.0024234
7.50- 7.99%                   0.0002246           0   0.0134437     0.0450214       0.0556921   0.0316953   0.0159667   0.0042245
8.00- 8.49%                           0           0    0.011998     0.0210651       0.0174991   0.0112057   0.0050539   0.0008226
8.50- 8.99%                           0           0   0.0102039     0.0261164       0.0195425   0.0105074   0.0039728   0.0009636
9.00- 9.49%                           0           0    0.005905     0.0036725       0.0046284   0.0023437   0.0009589   0.0000873
9.50- 9.99%                           0           0    0.007398     0.0045517       0.0021891   0.0026296   0.0010216   0.0002562
10.00-10.99%                          0           0   0.0038949     0.0026023       0.0073132   0.0024949   0.0004443   0.0004023
11.00-12.49%                  0.0000884           0   0.0000927     0.0071334       0.0122443   0.0065266   0.0011823    0.000682
12.50-12.99%                          0           0           0     0.0005583       0.0024284   0.0004716   0.0000652           0
13.00-13.49%                          0           0           0      0.000049        0.000793   0.0003008           0           0
13.50-13.99%                          0           0           0             0       0.0009019           0           0           0
14.50-14.99%                          0           0           0     0.0000439               0           0           0           0
All                           0.0010921           0   0.0638728     0.1986365       0.3520211   0.2412957   0.0987305    0.043465

                                fico9      rate      margin          gsoltv          pbat                count
                                 Sum       Mean       Mean            Mean            Sum                 Sum
ratebuc
4.50- 4.99%                           0 4.8893316  5.861275765     80.17630134    8,712,627.62              35
5.00- 5.49%                           0 5.2755067  6.226656443     80.31305464   30,911,331.21             128
5.50- 5.99%                   0.0003487 5.7995139  6.747135062     78.83421115  129,776,609.30             520
6.00- 6.49%                   0.0001663 6.2245052  6.982890526     81.34155225   78,257,709.15             312
6.50- 6.99%                           0 6.7857223         6.99     83.45828993  141,529,389.71             607
7.00- 7.49%                           0 7.2447874         6.99     86.43975376   83,622,944.01             419
7.50- 7.99%                           0 7.7517719         6.99     88.20533423  129,286,867.86             685
8.00- 8.49%                   0.0003712 8.2424977         6.99     86.92107764   52,887,519.84             318
8.50- 8.99%                           0 8.7275339         6.99     84.30571328   55,446,609.93             366
9.00- 9.49%                           0 9.2253979         6.99     82.15057131   13,682,095.73             112
9.50- 9.99%                           0 9.7417888         6.99     66.57534297   14,032,331.21             156
10.00-10.99%                          0 10.662594         6.99     32.89709422   13,336,894.16             285
11.00-12.49%                          0 11.765606         6.99     18.52068633   21,733,008.57             682
12.50-12.99%                          0 12.76738                      17.56285    2,739,797.49             101
13.00-13.49%                          0 13.207967                  19.27506696      888,615.80              24
13.50-13.99%                          0 13.752739                           20      701,276.34              19
14.50-14.99%                          0    14.74                             5       34,146.64               6
All                           0.0008862 7.2679016  6.886840839     80.34148343  777,579,774.57           4,775



The SAS System

                                ltv1        ltv2        ltv3          ltv4            ltv5        ltv6        ltv7        ltv8
                                 Sum         Sum         Sum           Sum             Sum         Sum         Sum         Sum
ratebuc
4.50- 4.99%                           0           0   0.0004026             0       0.0099302   0.0003235   0.0005484           0
5.00- 5.49%                   0.0001261   0.0002435    0.000857     0.0015813       0.0300115   0.0041152   0.0024983           0
5.50- 5.99%                   0.0023536   0.0051129   0.0144583     0.0115002       0.0960335   0.0126754   0.0221833    0.002581
6.00- 6.49%                   0.0013106   0.0024149   0.0047111     0.0051075       0.0486051   0.0074111   0.0270619   0.0035576
6.50- 6.99%                   0.0025006   0.0021664   0.0152882     0.0079085       0.0542239   0.0164564   0.0588278   0.0163241
7.00- 7.49%                   0.0009717   0.0029114   0.0035085     0.0025657       0.0196091   0.0116303   0.0448076   0.0096321
7.50- 7.99%                    0.000859   0.0014872   0.0050278     0.0053803         0.03486   0.0155972   0.0489173   0.0144379
8.00- 8.49%                   0.0006558   0.0008364   0.0021748     0.0048519       0.0179255   0.0038112   0.0182339   0.0018468
8.50- 8.99%                   0.0015593   0.0017742   0.0023458      0.004576       0.0218853   0.0068284   0.0165442   0.0030355
9.00- 9.49%                    0.000584    0.000583   0.0005781     0.0014265       0.0067162   0.0010362   0.0032176   0.0003441
9.50- 9.99%                   0.0035769   0.0012251   0.0029047     0.0023489        0.003676   0.0013308   0.0015895           0
10.00-10.99%                  0.0126897   0.0002806   0.0016132     0.0015666       0.0005364   0.0004652           0           0
11.00-12.49%                  0.0275702   0.0000797   0.0002996             0               0           0           0           0
12.50-12.99%                  0.0035235           0           0             0               0           0           0           0
13.00-13.49%                  0.0011428           0           0             0               0           0           0           0
13.50-13.99%                  0.0009019           0           0             0               0           0           0           0
14.50-14.99%                  0.0000439           0           0             0               0           0           0           0
All                           0.0603695   0.0191154   0.0541696     0.0488134       0.3440128    0.081681   0.2444298   0.0517591

                                ltv9      ltv10       fico           margin          gsoltv          pbat         count
                                 Sum       Sum        Mean            Mean            Mean            Sum          Sum
ratebuc
4.50- 4.99%                           0        0           701     5.861275765     80.17630134    8,712,627.62      35
5.00- 5.49%                   0.0003204        0           670     6.226656443     80.31305464   30,911,331.21     128
5.50- 5.99%                           0        0           664     6.747135062     78.83421115  129,776,609.30     520
6.00- 6.49%                    0.000463        0           657     6.982890526     81.34155225   78,257,709.15     312
6.50- 6.99%                   0.0083168        0           640            6.99     83.45828993  141,529,389.71     607
7.00- 7.49%                   0.0119061        0           628            6.99     86.43975376   83,622,944.01     419
7.50- 7.99%                   0.0397016        0           625            6.99     88.20533423  129,286,867.86     685
8.00- 8.49%                   0.0176793        0           611            6.99     86.92107764   52,887,519.84     318
8.50- 8.99%                    0.012758        0           606            6.99     84.30571328   55,446,609.93     366
9.00- 9.49%                   0.0031101        0           592            6.99     82.15057131   13,682,095.73     112
9.50- 9.99%                   0.0013942        0           585            6.99     66.57534297   14,032,331.21     156
10.00-10.99%                          0        0           606            6.99     32.89709422   13,336,894.16     285
11.00-12.49%                          0        0           634            6.99     18.52068633   21,733,008.57     682
12.50-12.99%                          0        0           629                        17.56285    2,739,797.49     101
13.00-13.49%                          0        0           639                     19.27506696      888,615.80      24
13.50-13.99%                          0        0           632                              20      701,276.34      19
14.50-14.99%                          0        0           576                               5       34,146.64       6
All                           0.0956495        0           637     6.886840839     80.34148343  777,579,774.57   4,775

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